UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2014
Northern Tier Energy LP
(Exact name of registrant as specified in its charter)

Delaware	001-35612	80-0763623
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

38C Grove Street, Suite 100 Ridgefield, Connecticut	06877
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 244-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.
(a) On March 25, 2014, the Audit Committee of the Board of Directors (the “Audit Committee”) of Northern Tier Energy GP LLC (the “General Partner”), the General Partner of Northern Tier Energy LP (the “Partnership”) dismissed the Partnership’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”).

The audit reports of PwC on the Partnership’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through March 25, 2014, there were (1) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years, and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership has provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Partnership herein and, if not, stating the respects in which it does not agree. The letter from PwC to the Securities and Exchange Commission dated as of March 25, 2014, is attached as Exhibit 16.1 to this Current Report.

(b) Also on March 25, 2014, the Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) to serve as its independent registered public accounting firm, effective March 25, 2014. During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through March 25, 2014, neither the Partnership nor anyone acting on its behalf consulted with Deloitte regarding either (1) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Partnership’s consolidated financial statements, nor did Deloitte provide written or oral advice to the Partnership that Deloitte concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Tier Energy LP

	By:	Northern Tier Energy GP LLC,
its general partner

Date: March 25, 2014	By:	/s/ David Bonczek
David Bonczek
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP